UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2025

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2569 Wyandotte Street, Suite 101, Mountain View, CA	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Amendment No. 5 to Amended and Restated Merger Agreement

As previously reported in a Current Report on Form 8-K filed by the Aditxt, Inc. (the “Company”), on December 11, 2023 the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”)  with Adifem, Inc. f/k/a Adicure, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”) and Evofem Biosciences, Inc., a Delaware corporation (“Evofem”), pursuant to which, Merger Sub will be merged into and with Evofem (the “Merger”), with Evofem surviving the Merger as a wholly owned subsidiary of the Company. As previously reported in a Current Report on Form 8-K filed by the Company, on July 12, 2024, the Company, Merger Sub and Evofem entered into an Amended and Restated Agreement and Plan of Merger (the “Amended and Restated Merger Agreement”), pursuant to which, among other things, the parties agreed that on or prior to (a) the date of this Agreement, July 12, 2024 (the “Initial Parent Equity Investment Date”), the Company shall purchase 500 shares of Evofem’s Series F-1 Preferred Stock, par value $0.0001 per share (“F-1 Preferred Stock”) for an aggregate purchase price of $500,000 (the “Initial Parent Equity Investment”), (b) August 9, 2024 (the “Second Parent Equity Investment Date”), the Company shall purchase an additional 500 shares of the F-1 Preferred Stock for an additional aggregate purchase price of $500,000 (the “Second Parent Equity Investment”), (c) the earlier of August 30, 2024 or five (5) business days of the closing of a public offering by the Company resulting in aggregate net proceeds to the Company of no less than $20,000,000, (such earlier date the “Third Parent Equity Investment Date”), the Company shall purchase an additional 2,000 shares of F-1 Preferred Stock for an additional aggregate purchase price of $2,000,000 (the “Third Parent Equity Investment”) and (d) September 30, 2024, (the “Fourth Parent Equity Investment Date”), the Company shall purchase an additional 1,000 shares of the F-1 Preferred Stock for an additional aggregate purchase price of $1,000,000 (the “Fourth Parent Equity Investment”).

As previously reported in the Company’s Quarterly Report on form 10-Q for the quarterly period ended June 30, 2024, on August 16, 2024, the Company, Merger Sub and Evofem entered into Amendment No. 1 to the Amended and Restated Merger Agreement (“Amendment No. 1”), pursuant to which the date by which the Company is to make the Third Parent Equity Investment was amended to the earlier of September 6, 2024 or five (5) business days of the closing of a public offering by Parent resulting in aggregate net proceeds to Parent of no less than $20,000,000.

As previously reported in a Current Report on Form 8-K filed by the Company, on September 6, 2024, the Company, Merger Sub and Evofem entered into Amendment No. 2 to the Amended and Restated Merger Agreement (“Amendment No. 2”), pursuant to which the date by which the Company shall make the Third Parent Equity Investment was amended from September 6, 2024 to September 30, 2024 and to adjust the amount of such investment from $2 million to $1.5 million, and to extend the date by which Aditxt shall make the Fourth Parent Equity Investment (as defined under the Amended and Restated Merger Agreement) was amended from September 30, 2024 to October 31, 2024 and adjust the amount of such investment from $1 million to $1.5 million.

As previously reported in a Current Report on Form 8-K filed by the Company, on October 2, 2024, the Company, Merger Sub and Evofem entered into Amendment No. 3 to the Amended and Restated Merger Agreement (“Amendment No. 3”), pursuant to which the date by which the Company shall make the Third Parent Equity Investment was extended to October 2, 2024, the amount of the Third Parent Equity Investment was reduced from $1.5 million to $720,000, and the amount of the Fourth Parent Equity Investment was increased from $1.5 million to $2.28 million.

As previously reported in a Current Report on Form 8-K filed by the Company, on November 19, 2024, the Company, Merger Sub and Evofem entered into Amendment No. 4 to the Amended and Restated Merger Agreement (“Amendment No. 4”), pursuant to which the End Date (as defined under the Amended and Restated Merger Agreement) was extended from November 29, 2024 to January 31, 2025.

As previously reported in a Current Report on Form 8-K filed by the Company, on March 23, 2025, the Company, Merger Sub and Evofem entered into Amendment No. 5 to the Amended and Restated Merger Agreement (“Amendment No. 5”), pursuant to which, the parties agreed that (i) Evofem shall use commercially reasonable efforts to hold the Company Shareholders Meeting (as defined under the A&R Merger Agreement) no later than September 26, 2025, (ii) the Company shall make invest an additional $1,500,000 in Evofem no later than April 7, 2025 in exchange for additional shares of F-1 Preferred Stock and/or, at the Company’s option, senior subordinated notes of Evofem, and (iii) the End Date shall be extended to September 30, 2025.

On August 26, 2025, the Company, Merger Sub and Evofem entered into Amendment No. 6 to the Amended and Restated Merger Agreement (“Amendment No. 6”), in order to (i) amend Sections 1.5 and 3.1(b)(ii) to update the definition of “Unconverted Company Preferred Stock” to include Series G-1 Preferred Stock of Evofem; (ii) amend Section 1.6 to update the definition of “Company Shareholder Approval” to include (a) the outstanding shares of Evofem common stock (including all Evofem preferred stock on the basis and to the extent it is permitted to so vote) entitled to vote thereon, and (b) each series of the unconverted Evofem preferred stock; (iii) amend Section 6.23 to clarify that Evofem will assist in obtaining Exchange Agreements (as defined in the Amended and Restated Merger Agreement) to exchange Evofem convertible notes and purchase rights for an aggregate of not more than 89,021 shares of the Company’s preferred stock from the applicable Evofem shareholders; (iv) amend Section 7.2(j) to change the number of dissenting shares to no more than 5,932,818 shares of common stock or 202 shares of preferred stock; (v) add a new Section 7.2(k) to require waivers from each holder of Evofem’s Series E-1 Convertible Preferred Stock, with respect to the last sentence of Section 2, the entirety of Section 6, any price adjustment provisions that may be triggered under Section 8(a)(ii), Section 12(c) and Section 12(d) of the Series E-1 Certificate of Designations; and (vi) to replace in its entirety, the Certificate of Designation included as Exhibit C to the Amended and Restated Merger Agreement. The foregoing description of Amendment No. 6 is not complete and is qualified in its entirety by reference to the full text of Amendment No. 6, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Amendment No. 6 to Amended and Restated Merger Agreement
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2025

Aditxt, Inc.

By:	/s/ Amro Albanna
Name:	Amro Albanna
Title:	Chief Executive Officer